SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) November 20, 1996




                             Host Marriott Corporation
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


          1-5664                                    53-0085950
   (Commission File Number)           (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
               (Address of Principle Executive Offices) (Zip Code)




        Registrant's Telephone Number, Including Area Code (301) 380-9000
         (Former Name or Former Address, if changed since last report.)




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Item 2.   Acquisition or Disposition of Assets

On November 20, 1996, the Registrant announced that it has commenced an offer to purchase 45 percent of the limited partnership units of Marriott Hotel Properties Limited Partnership ("MHP"). MHP owns the Marriott Orlando World Center and a 50.5% interest in a partnership that owns the Marriott Harbor Beach Resort. A copy of the press release is included as an exhibit.

Item 7. Financial Statements and Exhibits


     (c) 99.1  News Release dated November 20, 1996.







                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Host Marriott Corporation

                                     By: /s/ Donald D. Olinger
                                        ----------------------------

                                      Vice President and
                                      Corporate Controller
November 20, 1996